UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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LAS VEGAS RAILWAY EXPRESS, INC.
(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LAS VEGAS RAILWAY EXPRESS, INC.
6650 Via Austi Parkway, Suite 140
Las Vegas, NV 89119
(702) 583-6715

NOTICE OF ANNUAL
MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 30, 2014

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of  Las Vegas Railway Express, Inc., a Nevada corporation (together with its subsidiaries, “Company”, “Las Vegas Railway”, “we”, “us” or “our”), which will be held on September 30, 2014, at 9.00 A.M. PST at the office of Las Vegas Railway Express, Inc., located at 6650 Via Austi Pkwy, Suite 140, Las Vegas, NV 89119, for the following purposes:

1.	To elect five directors to hold office for a one year term and until each of their successors are elected and qualified;

2.	To ratify the appointment of BDO USA LLP (“BDO”), as our independent registered public accounting firm for the fiscal year ending March 31, 2015;

3.	To consider and conduct a non-binding advisory vote on a proposal to approve the Company’s executive compensation;

4.	To consider and conduct a non-binding advisory vote on a proposal regarding the frequency of advisory votes on executive compensation;

5.	To vote on increasing the amount of common stock that the Company is authorized to issue from 200,000,000 to 500,000,000; and

6.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

A copy of the Annual Report of the Company’s operations during the fiscal year ended March 31, 2014 is enclosed with this Proxy Statement.

The Board of Directors has fixed the close of business on August 28, 2014, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting of Shareholders and any adjournment or postponement thereof.  A complete list of shareholders entitled to vote at the Annual Meeting will be available for inspection for a period of ten days at the Company’s office, located at 6650 Via Austi Parkway, Suite 140, Las Vegas, NV 89119.

By Order of the Board of Directors

/s/ Michael Barron
Michael Barron
CEO and Chairman of the Board
September 10, 2014
Las Vegas, Nevada

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

LAS VEGAS RAILWAY EXPRESS, INC.
6650 Via Austi Parkway, Suite 140
Las Vegas, NV 89119
__________________________

PROXY STATEMENT
__________________________

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 30, 2014

GENERAL INFORMATION ABOUT THE PROXY
STATEMENT AND ANNUAL MEETING

General

This Proxy Statement is being furnished to the shareholders of Las Vegas Railway Express, Inc. (together with its subsidiaries, “Company”, “Las Vegas Railway”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Shareholders to be held at the office of Las Vegas Railway Express, Inc., located at 6650 Via Austi Pkwy, Suite 140, Las Vegas, NV 89119, on September 30, 2014, at 9:00 A.M. PST, and at any and all adjournments or postponements thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.  It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to the Company’s shareholders on or about September 11, 2014.

The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs.  In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Voting Securities

Only shareholders of record as of the close of business on August 28, 2014 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.  As of the Record Date, there were approximately 38,938,436 shares of common stock of the Company, issued and outstanding and entitled to vote representing approximately 346 holders of record.  Shareholders may vote in person or by proxy.  Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement.  The Company’s bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting.  The enclosed Proxy reflects the number of shares that you are entitled to vote.  Shares of common stock may not be voted cumulatively.

Voting of Proxies

All valid proxies received prior to the Annual Meeting will be voted.  The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting.  To vote by proxy, you must fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope.  Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person.  However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 6650 Via Austi Parkway, Suite 140, Las Vegas, NV 89119, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

Required Vote

Representation at the Annual Meeting of the holders of a majority of the outstanding shares of our common stock entitled to vote, either in person or by a properly executed Proxy, is required to constitute a quorum. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as “represented” for the purpose of determining the presence or absence of a quorum. Under the Nevada Corporation Law, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

In the election of our Board of Directors, shareholders are not allowed to accumulate their votes. Shareholders are entitled to cast a vote for each of the openings on the Board to be filled at the Annual Meeting. The five nominees receiving the highest vote totals will be elected as our Board of Directors. For approval of the proposed ratification of our independent registered accountant, the votes cast in favor of the proposal must exceed the votes cast against the proposal. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of the Board of Directors or the ratification of the independent public accountants. Further, the affirmative vote of a majority of the shares of our common stock entitled to vote at and present in person or represented by proxy at the Annual Meeting is required to approve the advisory vote on executive compensation (Proposal 3).

The advisory vote on the frequency of the advisory vote on executive compensation (Proposal 4) that receives a plurality (that is, the largest number) of votes cast will be the preference selected by shareholders. Abstentions and broker non-votes are not considered to be votes cast and therefore will have no effect on the outcome of this advisory vote.

The approval of the Authorized Share Increase (Proposal 5) requires the affirmative vote of a majority of the outstanding shares of common stock that are entitled to vote.  Abstentions and broker non-votes are not affirmative votes and therefore will have the same effect as a vote against such proposal.

If a broker or other financial institution holds your shares in its name and you do not provide your voting instructions to them, then that firm has discretion to vote your shares for certain routine matters. Proposal 2, the ratification of the selection of our independent registered public accountants to audit our consolidated financial statements for 2014, is a routine matter.

However, the broker or other financial institution that holds your shares in its name does not have discretion to vote your shares for non-routine matters. The approval of the election of directors (Proposal 1), the advisory vote on executive compensation (Proposal 3), the advisory vote on the frequency of the advisory vote on executive compensation (Proposal 4) and the vote on the Authorized Share Increase (Proposal 5) are non-routine matters and the firm that holds your shares in its name may not vote on this item absent your instruction. When a firm votes a client's shares on some but not all of the proposals at the Annual Meeting, the missing votes are referred to as “broker non-votes.” Those shares will be included in determining the presence of a quorum at the Annual Meeting, but are not considered “present” for purposes of voting on the non-routine items.

Shareholders List

For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 6650 Via Austi Parkway, Suite 140 Las Vegas, NV 89119 so that shareholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of five authorized directors.  A total of five directors will be elected at the Annual Meeting to serve until the next annual shareholder meeting.  The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies.  If no choice has been specified by a shareholder, the shares will be voted FOR the nominees.  If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.  If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected.  Abstentions and broker non-votes will have no effect on the vote.

NOMINEES FOR ELECTION AS DIRECTOR

The following sets forth certain information about each of the director nominees:

Michael A. Barron – Chairman, age 63

Mr. Barron has been a developer of new business enterprises for nearly 30 years. Mr. Barron began his career in 1971 where he was the Senior Planner for the City of Monterey and was the HUD liaison for the City’s downtown redevelopment project. He master planned the city’s redevelopment of famous Cannery Row, Fisherman’s Wharf, and was Secretary of the Architectural Review Committee. Mr. Barron was the founder of Citidata, the first electronic provider of computerized real estate multiple listing service (MLS) information in the nation from 1975 to 1979. Citidata became the nation’s largest provider of electronic real estate information and was sold to Moore Industries in 1979. In June 1979, TRW hired Mr. Barron to develop its real estate information services division (TRW/REIS) that acquired 11 companies in the field and eventually became the world’s largest repository of real estate property information - Experian. In November 1988, he founded and served as President, until 1992, of Finet Holdings Corporation (NASDAQ:FNCM), a publicly traded mortgage broker and banking business specializing in e-mortgage financing on site in real estate offices and remote loan origination via the Internet (www.finet.com). The company was publicly traded and maintained a market capitalization of $500 million. From March 1995-1998, Mr. Barron pioneered the first nationwide commercially deployed video conference mortgage financing platform for Intel Corporation which as a licensed mortgage banker and broker in 20 states funded over $1 billion in closed loans. He later went on to serve as CEO for Shearson Home Loans and founded Liberty Capital, a $100 million asset management company based in Las Vegas, Nevada. Mr. Barron holds a B.S. degree from California Polytechnic University. Michael A. Barron has served as Director on Las Vegas Railway Express’ Board of Directors since inception. Mr. Barron’s experience as our president and chief executive officer quality him to serve on our board of directors.

John D. McPherson – Director, age 66

Mr. McPherson has served as a director of the Company since January 15, 2012. Mr. McPherson joined the Board of Directors of CSX Corporation in July 2008. He served as President and COO of Florida East Coast Railway, a wholly-owned subsidiary of Florida East Coast Industries, Inc., from 1999 until his retirement in 2007. From 1993-1998, Mr. McPherson served as Senior Vice President - Operations, and from 1998-1999, he served as President and CEO of the Illinois Central Railroad. Illinois Central became the most efficient railroad with the lowest operating ratio in North America. Prior to joining the Illinois Central Railroad, Mr. McPherson served in various capacities at Santa Fe Railroad for 25 years. As a result of his extensive career in the rail industry, Mr. McPherson serves as an expert in railroad operations. From 1997-2007, Mr. McPherson served as a member of the board of directors of TTX Company, a railcar provider and freight car management services joint venture of North American railroads. Mr. McPherson’s railroad industry knowledge and experience qualifies him to serve on the Company’s board of directors.

Gilbert H. Lamphere – Director, age 62

Mr. Lamphere has served as a director of the Company since October 1, 2011. Mr. Lamphere serves on the Board of Directors of CSX Corporation and has served on the board of Canadian National Railway, Chaired the Board of the Illinois Central Railroad and served on the board of Florida East Coast Railway (350 miles down East Coast of Florida).  He was also instrumental in the investment and oversight of Mid-South Rail.  Mid-South, Illinois Central and Canadian National became successively the most efficient railroads with the lowest operating ratios in North America. He is the Managing Director of Lamphere Capital Management, a private investment firm which he founded in 1999 and Chairman of FlatWorld Acquisition Corp., a publicly traded private equity company. He has served as a director of numerous other public companies, including Carlyle Industries, Inc., Cleveland-Cliffs, Inc., R.P. Scherer Corporation, Global Natural Resources Corporation and Recognition International, Inc. Earlier in his career, Mr. Lamphere was Vice President of Mergers and Acquisitions at Morgan Stanley. Mr. Lamphere’s railroad industry knowledge and experience qualify him to serve on our board of directors.

John M. B. O’Connor - Director, age 60

Mr. O’Connor has served as a director of the Company since January 11, 2013. Mr. O’Connor is Chairman of J.H. Whitney Investment Management, LLC, a position he has held since January 2005. From January 2009 to March 2011, Mr. O’Connor also served as Chief Executive Officer of Tactronics Holdings, LLC a Whitney Capital Partners portfolio Holding Company that provided tactical integrated electronic systems to U.S. and foreign military customers as well as composite armor solutions for military vehicles through its Armostruxx division. Previously, Mr. O’Connor was Chairman of JP Morgan Alternative Asset Management, Inc. (part of the investment manager arm of JP Morgan), Chairman of JP Morgan Incubator Strategies, Inc. (a hedge fund investment arm of JP Morgan) and an Executive Partner of JP Morgan Partners (a private equity firm) and responsible for all proprietary and client Hedge Fund and Fund of Fund activities of JP Morgan, in addition to his responsibilities as a Senior Private Equity Manager. He was also a member of the Risk Management Committee of JP Morgan Chase, which is responsible for policy formulation and oversight of all market and credit risk taking activities globally. Mr. O’Connor earned a bachelor’s degree in economics from Tulane University and an MBA degree from Columbia University Graduate School of Business. Mr. O’Connor serves as a special consultant in a pro-bono capacity for the U.S. Department of Defense and is an appointed special consultant to the Department of Defense Business Board. He is a member of the Senior Advisors Panel of both the United States European Command and the United States Southern Command and a member of the Highland Forum which supports the Under Secretary of Defense for Intelligence. Mr. O’Connor also serves on the boards of the Fund for the City of New York (an organization which develops and helps implement innovations in policy, programs, practices and technology in order to advance the functioning of government and nonprofit organizations) and The Animal Care and Control Center in the City of New York as well as North Carolina Outward Bound. He is a trustee of the China Institute (the oldest institution in America focused on the U.S.—China relationship). Mr. O’Connor has been a director of Olin Corporation since 2006, where he is a member of the Audit Committee and the Directors and Corporate Governance Committee. Mr. O’Connor’s financial and business executive knowledge and experience qualify him to serve on the Company’s board of directors.

Ronald L. Batory – Director, age 64

Mr. Batory has more than 43 years of experience in the railroad industry, serving in various administration and operating management positions of considerable responsibility. He has worked for Grand Trunk Western Railroad Company, Southern Pacific Transportation Company, The Beltway Company of Chicago as a President and as a Vice President for Consolidated Rail Corporation.  Mr. Batory has served on the board of directors of the Kansas City Terminal Railway Company, Southern Illinois and Missouri Bridge Company, Arkansas & Memphis Railway Bridge and Terminal Company, Terminal Railroad Association of St. Louis and American Short Line & Regional Railroad Association. Mr. Batory holds a BA in Business Administration and a graduate Master’s degree from Eastern Michigan University.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF MICHAEL A. BARRON, JOHN D. MCPHERSON, GILBERT H. LAMPHERE, JOHN M. B. O’CONNOR AND RONALD L. BATORY AS DIRECTORS.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The Board of Directors has appointed BDO as our independent registered public accounting firm to examine the consolidated financial statements of the Company for fiscal year ending March 31, 2015.  The Board of Directors seeks an indication from shareholders of their approval or disapproval of the appointment.

BDO will audit our consolidated financial statements for the fiscal year ended March 31, 2015.  We anticipate that a representative of BDO will be present by telephone at our 2014 annual meeting, will have the opportunity to make a statement if they desire to do so at the meeting, and will be available to respond to appropriate questions at the meeting.

Our consolidated financial statements for the fiscal years ended March 31, 2014 were audited by BDO.

In the event shareholders fail to ratify the appointment of BDO, the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the interests of the Company and its shareholders.

The affirmative vote of the holders of a majority of the Company’s common stock represented and voting at the Annual Meeting either in person or by proxy will be required for approval of this proposal.  Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF BDO AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3

NON-BINDING ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION

We are asking our shareholders to provide advisory approval of the compensation of the Named Officers, as described in the “Executive Compensation” section of this Proxy Statement. While this vote is advisory, and not binding on the Company, it will provide information to our Board and Compensation Committee regarding investor sentiment about our executive compensation policies and practices, which the Compensation Committee will be able to consider when determining executive compensation for the fiscal year ending 2015 and beyond.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse our executive compensation program and policies through the following resolution:

“RESOLVED, that the compensation of the Company’s Named Officers, as disclosed pursuant to compensation disclosure rules of the Securities and Exchange Commission located in the “Executive Compensation” section of this proxy statement, and the accompanying executive compensation table and narrative discussions, is hereby APPROVED.”

The vote on this Proposal 3 is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board. The vote will not be construed to create or imply any change to the fiduciary duties of the Company or the Board, or to create or imply any additional fiduciary duties for the Company or the Board.  However, the Board and the Compensation Committee value input from shareholders and will consider the outcome of the vote when making future executive compensation decisions. The affirmative vote of a majority of the shares present or represented and entitled to vote either in person or by proxy is required to approve this Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION APPROVING THE COMPANY’S EXECUTIVE COMPENSATION POLICIES AND PROCEDURES AND THE 2014 COMPENSATION PAID TO THE EXECUTIVE OFFICERS.

PROPOSAL 4

NON-BINDING ADVISORY VOTE REGARDING THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Board and the Compensation Committee are seeking shareholder opinions on the frequency of future advisory votes regarding the Company’s executive compensation. Consistent with the intent of the Dodd-Frank Act and SEC rules, the Board is providing shareholders with the opportunity to cast a non-binding advisory vote. The compensation of the Company’s Named Officers is disclosed in the “Executive Compensation” section of this proxy statement, and the accompanying compensation tables and the related disclosures. The Board of Directors asks the shareholders to indicate the frequency with which they would like future votes. We are providing shareholders with the option of selecting a frequency of one, two or three years, or abstaining. In the interests of transparency and recognizing the importance of shareholder involvement with the Company, we recommend that our shareholders select a frequency of voting on executive compensation every one year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “EVERY ONE YEAR” FOR FUTURE ADVISORY VOTES ON THE COMPANY’S EXECUTIVE COMPENSATION.

PROPOSAL NO. 5

VOTE ON INCREASING THE AMOUNT OF COMMON STOCK THAT THE COMPANY IS AUTHORIZED TO ISSUE FROM 200,000,000 TO 500,000,000

General

The Company's Articles of Incorporation currently authorizes the issuance of 200,000,000 shares of the Company’s common stock, with $0.0001 par value per share (“Common Stock”). As of August 26, 2014, the Company had a total of 38,938,436 shares of Common Stock, outstanding.

The Board of Directors has determined that it is in the Company’s best interest to amend the Company’s Articles of Incorporation to increase the authorized shares of Common Stock from 200,000,000 to 500,000,000 (the “Authorized Share Increase”).

Description of Proposed Amendment

The Board of Directors has approved, and is recommending that you vote for approval at the Annual Meeting, an amendment the Article thereof numbered “4” to increase the number of shares of Common Stock we are authorized to issue from 200,000,000 to 500,000,000.

The proposed amendment provides that Article Three of the existing Articles of Incorporation, be amended to read in its entirety as follows:

“Total authorized capital stock of the corporation shall be as follows:

Five Hundred Million (500,000,000) authorized shares of Common Stock with a par value of $0.0001, all of which shall be entitled to voting power of one vote per share.”

Purposes and Effects of Proposal 5

The primary purpose of the Authorized Share Increase is for general corporate purposes, including, without limitation, capital raising, merger and acquisition opportunities, the issuance of stock dividends or stock splits, and other general corporate purposes.

The effect of the adoption of Proposal 5 would be to grant the Board of Directors the authority to issue shares of Common Stock as it deems necessary or advisable without any additional action by the Company’s shareholders, unless otherwise required by law or by the rules and policies of the OTC Markets or any other quotation system or exchange upon which the shares of Common Stock of the Company are listed and trade.

The Board of Directors has made no decisions or commitments with respect to the use of the requested shares of Common Stock, and it has no plans to commence an offering of any of the Company’s shares at this time. The Board believes, however, that Proposal 5 provides the flexibility the Company needs to satisfy its obligation to raise additional capital to support the Company.  Approval of Proposal 5 will permit the Company to take advantage of opportunities as they arise.

POTENTIAL FOR DILUTION TO THE OWNERSHIP OF EXISTING SHAREHOLDERSAND OTHER EFFECTS OF PROPOSALS 5

If Proposal 5 is approved, the additional authorized shares of Common Stock may be issued for such consideration, cash or otherwise, at such times and in such amounts as the Board may determine without further shareholder approval, except to the extent that shareholder approval is required by applicable laws, rules or regulations.

The additional shares of Common Stock to be authorized by adoption of the proposed amendment to our Articles of Incorporation would have rights identical to our currently outstanding Common Stock.  The Authorized Share Increase will not change the number of shares of stock outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of our Common Stock.  However, to the extent that the additional authorized shares are issued in the future, they may dilute the percentage equity ownership of existing shareholders and, depending on the price at which they are issued, may also dilute earnings and book value on a per share basis. The Company’s shareholders have no preemptive rights to subscribe for additional shares of Common Stock when issued, which means that current shareholders do not have a prior right to purchase any newly-issued shares in order to maintain their proportionate ownership of the Company’s Common Stock.

POSSIBLE ANTI-TAKEOVER EFFECTS OF PROPOSAL 5

Common Stock. The proposed increase in the authorized number of shares of Common Stock could, in some situations, have the effect of discouraging unsolicited takeover attempts or inhibiting the removal of incumbent management and may limit the opportunity for shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.  For example, the issuance of the newly authorized shares of Common Stock could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board in a potential takeover situation, including by rendering a transaction proposed by such persons more costly, or by preventing or delaying a proposed business combination that is opposed by the Board of Directors of the Company although perceived to be desirable by some shareholders.

Required Vote

The approval of the adoption of Proposal 5 for the amendment to our Articles of Incorporation requires the affirmative vote of a majority of the outstanding shares of our Common Stock that are entitled to vote. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as a vote against such proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED PROPOSAL 5, AND UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION, TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

CORPORATE GOVERNANCE

Board Meetings and Annual Meeting Attendance

The Board of Directors met approximately 5 times during fiscal year ended March 31, 2014.  No director attended less than 100% of the meetings.  Additionally, the Board acted approximately 6 times by unanimous written consent in lieu of a meeting during 2014.

Audit Committee

On March 30, 2012, the Board authorized the creation of an Audit Committee. Messrs. John McPherson and John O’Connor were appointed initial members of the Audit Committee, with Mr. McPherson serving as chairman. The Audit Committee has not yet adopted a written charter but its functions shall include: selecting our independent registered public accountants; reviewing the results and scope of the audit and other services provided by our independent registered public accountants; reviewing our financial statements for each interim period and for our year end and our internal financial and accounting controls; and recommending, establishing and monitoring the Company’s disclosure controls and procedures.

Compensation Committee

On March 30, 2012, the Board authorized the creation of a Compensation Committee. The Board appointed Messrs. John McPherson and Gilbert Lamphere as initial members, with Mr .Lamphere serving as Chairman. While the committee has not yet adopted a written charter, the Compensation Committee shall be responsible for establishing and administering our policies involving the compensation of all of our executive officers and establishing and recommending to our Board the terms and conditions of all employee and consultant compensation and benefit plans.

Nominating Committee

We do not have a separately designated nominating committee because the Board makes all decisions regarding director nominations.

Code of Ethics

We have adopted a code of ethics.

Director's Compensation

The following table sets forth director compensation for the year ended March 31, 2014 (excluding compensation to our executive officers set forth in the summary compensation table above).

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)

Michael Barron	12,000	-	12,000

John D. McPherson	12,000	31,500	43,500

George Rebensdorf(2)	12,000	-	12,000

Thomas Mulligan(3)	11,000	-	12,000

Gilbert H. Lamphere	12,000	47,500	59,500

John O’Connor	12,000	-	12,000

Ronald Batory (4)		-		-

(1)	Stock value calculation based on the price of the stock at agreement date.
(2)	Mr. Rebensdorf resigned as a member of the Board on July 29, 2014.
(3)	Mr. Mulligan resigned as a member of the Board on June 18, 2014.
(4)	Mr. Batory was appointed as a member of the Board on August 6, 2014.

We currently compensate our directors for being a Board member the equivalent of an initial 25,000 shares of common stock plus $12,000 annual fee for each member.

Executive Officers

The following table set sets forth the Company’s executive officers as of August 28, 2014:

NAME	AGE	POSITION	OFFICER SINCE

Michael A. Barron	63	Chief Executive Officer	2007

Wanda Witoslawski	49	Chief Financial Officer and Treasurer	2011

Penny White	53	President and Chief Operating Officer	2014

 Executive Compensation

The following table provides information concerning the compensation for the years ended March 31, 2014 and March 31, 2013 for the Company’s Chief Executive Officer, Chief Financial Officer and Chief Operating Officer (collectively, the “Named Officers”)

SUMMARY COMPENSATION TABLE

Name and Principal Position (1)	Year	Salary ($)	Bonus ($)	Stock Awards (2) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation (S)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Michael A. Barron	2014	$254,444	$0	$0	$380,330	$0	$0	$12,000	$266,444
Chief Executive Officer and Chairman	2013	$246,967	$0	$70,000	$264,359	$0	$0	$12,000	$328,967

Wanda Witoslawski	2014	$230,000	$0	$220,000	$0	$0	$0	$0	$450,000
Chief Financial Officer and Treasuere	2013	$142,055	$0	$255,000	$0	$0	$0	$0	$397,055

Penny White	2014	$182,778	$0	$170,000	$0	$0	$0	$0	$352,778
COO and President	2013	$0	$0	$0	$0	$0	$0	$0	$0

(1)	Penny White was appointed COO and President on February 11, 2014. Prior to that, Michael Barron served as the President and COO.

(2)	Stock value calculation based on the price of the stock at agreement date.

Outstanding Equity Awards at 2014 Fiscal Year-End

The following table sets forth outstanding equity awards to our named executive officers as of March 31, 2014:

OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Michael A. Barron	50,000	-	-	$10.00	November 1, 2018	-	-	-	-

Director Compensation for Year Ended March 31, 2014

Family Relationships

There are no family relationships between any of our directors or executive officers and any other directors or executive officers, except that Dianne David Barron, the Company's Manager of Station Development is the spouse of the CEO, Michael A. Barron.

 Legal Proceedings

There are no material proceedings to which any director or officer, or any associate of any such director or officer, is a party that is adverse to our Company or any of our subsidiaries or has a material interest adverse to our Company or any of our subsidiaries.  No director or executive officer has been a director or executive officer of any business which has filed a bankruptcy petition or had a bankruptcy petition filed against it during the past ten years.  No director or executive officer has been convicted of a criminal offense or is the subject of a pending criminal proceeding during the past ten years.  No director or executive officer has been the subject of any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities during the past ten years.  No director or officer has been found by a court to have violated a federal or state securities or commodities law during the past ten years.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% shareholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Based solely on our review of certain reports filed with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the reports required to be filed with respect to transactions in our common stock during the fiscal year ended March 31, 2014, were timely.

REPORT OF THE AUDIT COMMITTEE

Management is responsible for the preparation of the Company's financial statements and the Company's independent registered public accountants are responsible for auditing those statements. In connection with the preparation of the financial statements for the year ending March 31, 2014, the Audit Committee (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent registered public accountants the matters required to be discussed under Statement on Auditing Standards No. 61, as amended, (AICPA Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and (iii) received the written report, disclosures and the letter from the independent registered public accountants required by Public Company Accounting Oversight Board Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee has reviewed, evaluated and discussed with that firm the written report and its independence from the Company. The Audit Committee also has discussed with management of the Company and the independent registered public accountants such other matters and received such assurances from them as the Audit Committee deemed appropriate.

Based upon these reviews and discussions, the Audit Committee recommended, and the Board of Directors approved, the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2014, for filing with the SEC.

Respectfully submitted,

John McPherson
Audit Committee Chairman

The preceding Report of the Audit Committee will be filed with the records of the Company.

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

(a) The aggregate fees billed by BDO for the audit of the Company’s financial statements for the fiscal years ended March 31, 2014 and 2013, were $80,750 and $78,825, respectively.

Audit Related Fees

(b) BDO did not bill the Company any amounts for assurance and related services that were related to its audit or review of the Company’s financial statements during the fiscal years ended March 31, 2014 and 2013, respectively.

All Other Fees

(c) BDO did not bill the Company for any products and services other than the foregoing during the fiscal years ended March 31, 2014 and 2013, respectively.

Audit Committee Pre-Approval Policies and Procedures

The Company’s Audit Committee has adopted policies and procedures that shall require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent accounting firms. At the beginning of each year, the Audit Committee shall approve the proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by these firms during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Director Independence

Three of our directors, John McPherson, John O’Connor and Ronald Batory, are independent directors, using the NASDAQ definition of independence.

Related Party Transactions

Certain officers and directors have a beneficial ownership and are officers and directors companies which are or have been parties to financial transactions. We may be subject to various conflicts of interest in our relationship with Mr. Barron, Mr. Rebensdorf and Mr. Lamphere and their other business enterprises. Mr. Lamphere and Mr. Rebensdorf own or are partners other business enterprises that entered into advisory or consulting agreements with Las Vegas Railway Express, Inc. and Mr. Barron is executive officer, CEO, of the Company. The following is a description of transactions and relationships between us, our executive officers and our directors and each of their affiliates.

Michael A. Barron, the CEO and President of the Company, is a 100% owner and President of Allegheny Nevada Holdings Corporation, “Allegheny”.  The Company was indebted to Allegheny by a certain promissory note, dated January 6, 2009, of which Allegheny loaned the Company funds for working capital needs.   As of March 31, 2014 and 2013, the balance of the note was $0 and $124,301, respectively.  This note was included in liabilities of discontinued operations on the balance sheet. . During the year ended March 31, 2014, the Company paid $124,301 to pay off principal balance and $27,272 for interest at the rate of 10%.

On November 23, 2009, the Company entered into an Asset Purchase Agreement with Las Vegas Railway Express, a Nevada Corporation, of which Allegheny was owner of 28.6% and Mr. Barron is a 28.6% owner, independent of Allegheny.  On January 21, 2010, by shareholder approval the Company acquired Las Vegas Railway Express for 1,000,000 shares of the Company’s stock, of which 200,000 were issued on April 23, 2010.  The remaining 800,000 shares were issued on August 15, 2012.

Dianne David Barron, the Company’s Manager of Station Development is the spouse of the CEO, Michael A. Barron and receives an annual salary of $96,000.

 Joseph Cosio-Barron, former President, Secretary and Director of the Company is a 100% owner of CBS Consultants “CBS”, a Nevada Corporation.  CBS had a 22.9% ownership of Las Vegas Railway Express at the time of acquisition on October 1, 2009, the Company entered into a promissory note with Mr. Cosio-Barron for $86,709.  The Company converted 867,085 shares of the Company’s stock at $0.05 per share, resulting in a balance at March 31, 2014 and 2013 of $0 and $69,740, respectively.   This note was included in liabilities of discontinued operations on the balance sheet.  During the year ended March 31, 2014, the Company paid $69,740 to pay off principal balance and $14,592 for interest at the rate of 10%.

Gilbert H. Lamphere, a Director of the Company, is a partner of FlatWorld Capital, a company that entered into Advisory Agreement with Las Vegas Railway Express, Inc.  As compensation FlatWorld Capital was issued 494,396 warrants which are exercisable into shares of common stock at exercise prices ranging from $2 to $11 per share.

During the year ended March 31, 2014, the Company issued an additional 125,000 warrants as payment of directors’ services.  The warrants are exercisable into shares of the Company’s common stock at exercise prices between $2 and $3 per share.  The Company also issued 200,000 shares of common stock for the conversion of a $200,000 convertible note payable held by a related party entity owned by a Director of the Company.

During the year ended March 31, 2014, the Company incurred $53,822 of legal and administrative expenses relating to the formation of a limited partnership, of which the Company holds a 20% interest and is the general partner.

John H. Marino, a former Director of the Company through March 10, 2014, is a 100% owner of Transportation Management Services, Inc., a company that entered into consulting agreement with the Company. During the year ended March 31, 2013 Transportation Management Services, Inc. was issued 30,000 shares of common stock, as well as $13,500 in cash, which resulted in total consulting expense of $43,500.  During the year ended March 31, 2014, the Company issued Transportation Management Services, Inc. 13,125 shares of common stock as payment for services provided which resulted in consulting expense of $10,500.  During the year ended March 31, 2013, the Company acquired four of its railcars from Transportation Management Services, Inc. for a total purchase price of $29,000, along with warrants to purchase 6,050 shares of common stock which were valued at $12,763.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of August 29, 2014 by (a) each of the Company's directors and executive officers, (b) all of the Company's directors and executive officers as a group and (c) each person known by the Company to be the beneficial owner of more than five percent of its outstanding common stock.

	Amount and Nature of
Directors and Officers (1)	Beneficial Ownership (2)	Percent of Class (3)

Michael Barron, CEO and Chairman (4)	4,355,005	12.35%

Wanda Witoslawski, CFO and Treasurer	1,973,199	5.07%

Penny White, President and COO (5)	943,386	2.67%

John McPherson, Director	95,833	0.25%

Gilbert H. Lamphere, Director (6)	6,475,001	22.01%

John O'Connor, Director (7)	491,594	1.68%

Ronald Batory	0	0.00

All directors and executive officers as a group	14,334,018	44.03%

(1)	The address of each of the beneficial owners is 6650 Via Austi Parkway, Suite 140, Las Vegas, Nevada 89119.

(2)
In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable, or become exercisable within 60 days are deemed outstanding. However, such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(3)	Based on 38,938,436 shares outstanding as of August 29, 2014.

(4)	Includes 328,103 shares held by Allegheny Nevada Holdings Corporation which is in the sole control of Michael Barron. Also includes warrants to purchase 519,396 shares of Common Stock.

(5)	Includes stock grant of 100,000 shares of Common Stock to be issued per employment agreement.

(6)
Includes 350,000 shares of Common Stock registered in the name of American Pension Services, Inc. for the benefit of Gilbert H. Lamphere. Also includes warrants to purchase 2,723,602 shares of Common Stock.

(7)	Includes warrants to purchase 166,667 shares.

 SHAREHOLDER COMMUNICATIONS

The Board of Directors of the Company has not adopted a formal procedure that shareholders must follow to send communications to it. The Board of Directors does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board of Directors in writing, to Las Vegas Railway Express, Inc., 6650 Via Austi Parkway, Suite 140, Las Vegas, NV 89119, Attention: Board of Directors.

SHAREHOLDER PROPOSALS FOR THE 2015 MEETING

Rule 14a-8 under the Securities Exchange Act of 1934, as amended, addresses when a company must include a shareholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of shareholders. Under Rule 14a-8, proposals that shareholders intend to have included in the Company’s proxy statement and form of proxy for the 2015 Annual Meeting of Shareholders must be received by the Company no later than March 31, 2015.

If a shareholder desires to bring a matter before an annual or special meeting and the proposal is submitted outside the process of Rule 14a-8, the shareholder must follow the procedures set forth in the Company’s bylaws. A copy of the Company’s bylaws setting forth the requirements for the nomination of director candidates by shareholders and the requirements for proposals by shareholders may be obtained from the Company’s Secretary at the address indicated on the first page of this proxy statement. If the date of the 2015 Annual Meeting of Shareholders is the same as the date of the 2014 Annual Meeting of Shareholders, shareholders who wish to nominate directors or to bring business before the 2015 Annual Meeting of Shareholders must notify the Company by no later than March 31, 2015. The notice must also comply with the Company’s bylaws.  Notices should be directed to: Las Vegas Railway Express, Inc., 6650 Via Austi Parkway, Suite 140, Las Vegas, NV 89119, Attention: Secretary.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING

A copy of the Company’s Annual Report on Form 10-K as filed with the SEC is available upon written request and without charge to shareholders by writing to the Company c/o Secretary, 6650 Via Austi Parkway, Suite 140, Las Vegas, NV 89119 or by calling telephone number (702) 583-6715.

In certain cases, only one Annual Report and Proxy Statement may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Annual Report or Proxy Statement, as applicable, to a shareholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Secretary, Las Vegas Railway Express, Inc., at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of Annual Reports or Proxy Statements if they are receiving multiple copies of Annual Reports or Proxy Statements by directing such request to the same mailing address.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, Michael Barron, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

By Order of the Board of Directors

/s/ Michael Barron
Michael Barron
Chairman of the Board

Las Vegas, Nevada
September 10, 2014

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
LAS VEGAS RAILWAY EXPRESS, INC.

The undersigned hereby appoints Michael Barron as Proxy with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on September 30, 2014, at 9:00 A.M. PST at the office of Las Vegas Railway Express, Inc., located at 6650 Via Austi Pkwy # 140, Las Vegas, NV 89119, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

Election of Directors

The nominees for the Board of Directors are:

Michael A. Barron	John D. McPherson	Gilbert H. Lamphere	John M. B. O’Connor	Ronald Batory

Instruction:  To withhold authority to vote for any individual nominee(s), write the nominee(s) name on the spaces provided below:

The Board of Directors recommends a vote FOR Proposal Nos. 1, 3 and 5, a ratification of Proposal No. 2, and EVERY ONE YEAR on Proposal No. 4.

1.	To elect five directors to hold office for a one year term or until each of their successors are elected and qualified (except as marked to the contrary above).

☐	FOR	☐	AGAINST	☐	ABSTAINS	☐	WITHHOLDS

2.	To ratify the appointment of BDO as the independent registered public accounting firm of the Company.

☐	FOR	☐	AGAINST	☐	ABSTAINS	☐	WITHHOLDS

3.	To approve, in a non-binding advisory vote, the compensation of the Company’s Named Officers.

☐	FOR	☐	AGAINST	☐	ABSTAINS	☐	WITHHOLDS

4.	To approve, in a non-binding advisory vote, the following frequency for future advisory votes on executive compensation.

☐	EVERY ONE YEAR	☐	EVERY TWO YEARS	☐	EVERY THREE YEARS	☐	WITHHOLDS

5.	To increase the number of shares of Common Stock we are authorized to issue from 200,000,000 to 500,000,000.

☐	FOR	☐	AGAINST	☐	ABSTAINS

6.	To withhold the proxy’s discretionary vote on your behalf with regards to any other matters that are properly presented for a vote at the Annual Meeting, please mark the box below.

☐	WITHHOLDS

This Proxy, when properly executed, will be voted in the matter directed herein by the undersigned shareholder.  If no direction is made, this Proxy will be voted FOR each of the proposals.

Dated:	, 2014

Signature of Shareholder

Signature of Shareholder

Please date and sign exactly as your name(s) appears hereon.  If the shares are registered in more than one name, each joint owner or fiduciary should sign personally.  When signing as executor, administrator, trustee or guardian give full titles.  Only authorized officers should sign for a corporation.